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                                                                 EXHIBIT 10.14

                            EMPLOYMENT AGREEMENT
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         This Agreement is made and entered into this 27th day of April 2001, by and between Southside Bancshares Corp., a corporation with its principal place of business in St. Louis, Missouri, (hereinafter referred to as the "Bank" or the "Employer") and Joseph W. Pope (hereinafter referred to as "Employee").

         WHEREAS, Employer desires to insure the availability of the services of Employee on the terms and conditions set forth herein and Employee desires to be so employed by the employer on said terms and conditions; and

         WHEREAS, Employer and Employee desire to set forth their full agreement and mutual understanding herein,

         NOW THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

         1.   TERMS OF EMPLOYMENT. Commencing on the date hereof and subject
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to the terms herein, Employer agrees to employ Employee as a Senior Vice
President/Chief Financial Officer for a period of one (1) year unless terminated earlier as provided herein. The term of this Agreement may be extended by the mutual consent of the parties, in writing, upon such terms, as the parties shall agree.

         2.   COMPENSATION. In full compensation for all services rendered
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by Employee under this Agreement, Employer shall pay and Employee shall accept an annual salary of $100,000. The annual salary shall be paid in substantially equal payments according to Bank policy and practice. In addition, Employee will be entitled to receive an annual bonus payable in accordance with the "Employer's" Bonus Plan, but in no event an amount less than the bonus paid to Employee for the year ended December 31, 2000.


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         Employee shall be entitled to participate in any employee benefits, such as group medical, hospitalization, life or disability insurance programs, on the same terms and conditions as are offered to other Bank employees.

         Employee shall be entitled to four (4) weeks of vacation during each yearly period, beginning January 1, 2001, which may be taken at times convenient to the Employer. Employee understands that vacation may not be carried over or accrued from year to year.

         3.   EMPLOYMENT DUTIES. Employee's duties shall include all duties
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usually and reasonably associated with a position of Senior Vice President and Chief Financial Officer; provided, however, after consummation of the transactions provided in the Merger Agreement (as defined herein), Employee's job title and duties may be changed by Employer from time to time. Employee hereby accepts such employment and agrees to perform such duties. Employer reserves the right to assign other and/or additional duties to Employee and to assign Employee to a different position or to duties different than those initially assigned to Employee based on the best interest of the Bank.

         Employee agrees to devote all of Employee's time, attention, skill and ability exclusively to Employer in performing duties for the Bank. Employee agrees to cooperate with the management of Employer in carrying out the instructions of Employer or its executive officers in the discharge of such duties. Employee shall comply with all policies and rules of Employer and with the rules and regulations applicable to the Bank.

         4.   CONFLICT OF INTEREST. At no time during the term hereof shall
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Employee own or have any beneficial interest in any company, business or interest where to do so will or may conflict with the full and faithful performance of Employee's duties for the Bank.

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         5.   TERMINATION. Employee may be terminated at any time for cause,
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which shall include but shall not be limited to: commission of a felony, evidence of substance abuse, willful failure to perform any reasonable directions, after 10 days written notice.

         Employee may also be terminated at any time without cause, at the option of Employer upon written notice to terminate provided by Employer. In the event of such termination without cause, Employer agrees to pay Employee $100,000, less applicable taxes and withholdings.

         If Employee dies during the term of this Agreement, this Agreement shall terminate immediately and all payments and benefits hereunder shall cease as of the date of Employee's death.

         6.   CHANGE OF CONTROL. For the period of six months following the
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consummation of the transaction contemplated by that certain Agreement and
Plan of Merger between Bank and Allegiant Bancorp, Inc. (the "Merger Agreement") or until the anniversary of this Agreement if Employee is terminated from employment without cause, Employee will receive as severance pay, and in lieu of any other compensation or benefits under this Agreement, a lump sum payment equal to one times the annual salary of Employee at the time of the termination from employment.

         (a) ELECTION TO TERMINATE. After sixty (60) days following the consummation of the transactions contemplated by the Merger Agreement, Employee may elect, in writing, to terminate the employment of Employee by Employer. The termination of Employee's employment with Employer under this Section becomes effective on the date of delivery of such election to Employer or on such other date as Employee in his sole discretion specifies (the "Effective Date"). At the Effective Date, in addition to any other amounts which may be payable to Employee outside of this Agreement, the unpaid portion of Employee's annual salary and

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bonus as defined in section 2 of this Agreement, (Whether or not the same has accrued) will become immediately due and payable and Employee is not required to mitigate his damages.

         7.   LEGAL FEES. Bank agrees to reimburse Employee for any and all
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legal fees and expenses incurred by Employee in connection with the Agreement and the transaction contemplated hereby and/or in connection with any action or proceeding initiated by Bank or Employee with respect to any of the terms and conditions of this Agreement, whether or not any such action or proceeding is decided favorably to Employee and whether or not this Agreement has been terminated.

         8.   CONFIDENTIALITY. Employee agrees to maintain strict
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confidentiality with respect to the terms of this Agreement and agrees not to reveal said terms to any other person or firm, except that Employee may reveal said terms to his legal or tax advisor.

         9.   INVALIDITY. The invalidity or unenforceability of any particular
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portion of this Agreement shall not affect the other provisions. If an element or restriction of this Agreement is found by a court of law to be unreasonable or unenforceable as written, the other elements or restrictions contained in this Agreement shall be fully enforceable in accordance with their terms, and the unreasonable provisions shall be deemed to be revised and enforceable to the maximum extent found to be reasonable or enforceable and a court is authorized to do so.

         10.  CONSTRUCTION. This Agreement shall be construed in accordance
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with and governed by the laws of the State of Missouri, regardless of any choice of law or conflict of law principles. This Agreement contains the entire understanding of the parties hereto relating to the subject matter of such Employee's employment by Employer and no modification, changes or revisions can occur unless executed by both parties in writing. Any manuals, handbooks, or written or unwritten policies or practices shall not constitute part of this contract, and Employer

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reserves the right to change them at any time without notice and without liability in its sole discretion.

         11.  BINDING EFFECT. This Agreement shall inure to the benefit of and
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be binding upon the Parties hereto, their successors and assigns. Provided, however, Employee's rights under this Agreement shall not be assignable, nor shall Employee's obligations be delegable. The waiver by Employer of a breach or violation of any provisions of this Agreement shall not operate as or be construed to be a waiver of any subsequent breach hereof.

         IN WITNESS WHEREOF, the undersigned represent they have the authority to and hereby enter into this Agreement.

                                         SOUTHSIDE BANCSHARES CORP.

                                         By /s/ Thomas M. Teschner   4/27/01
                                           ---------------------------------
                                            President                  DATE


                                         /s/ Joseph W. Pope          4/27/01
                                         -----------------------------------
                                         JOSEPH W. POPE                DATE